                                                                   EXHIBIT 10.10


                                LEASE AGREEMENT

     THIS INDENTURE, made and entered into this 21st day of July, A.D., 1954, by and between LAS VEGAS LODGE NO. 32, FREE & ACCEPTED MASONS, of Las Vegas, Clark County, Nevada, a body corporate and politic, incorporated under and pursuant to an Act to incorporate the Grand Lodge of Free & Accepted Masons, and its subordinate lodges in the State of Nevada, approved March 3, 1865, as amended, Party of the First Part and Lessor hereinafter designated as the Lessor; and H. JOHN GLUSKIN of Los Angeles, California, Party of the Second Part and Lessee, hereinafter designated as the Lessee;

                              W I T N E S S E T H:
                              - - - - - - - - - -
                                       I

     THAT the Lessor, for and in consideration of the rents, taxes, assessments, obligations, terms and conditions hereinafter specified to be kept and performed by the Lessee, does hereby devise, lease and let unto said Lessee, and the Lessee hereby hires and takes from the said lessor, the real property situated, lying and being in the City of Las Vegas, Clark County, Nevada, described as follows:

     Lots One (1), Two (2), Three (3), and Four (4) in Block Thirty (30), Clark's Las Vegas Townsite, as recorded in Book One (1) of Plats on page 37 in the office of the County Recorder for Clark County, Nevada; to which record reference is hereby made for a more detailed description of the said lots.

     Together with all and singular the buildings and improvements thereon situated and the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining.

     TO HAVE AND TO HOLD the same for the term of sixty-three (63) years, beginning at the hour of 12:00 noon on the 1st day of AUGUST, 1955, provided, however, if the Lessee shall


                               EXHIBIT "C" PAGE 1
erect a building upon said premises, and complete said building prior to said date last above mentioned, then and in such event, the terms of this lease shall commence at 12:00 noon upon the day of completion of said building, and in either event shall continue for sixty-three (63) years thereinafter.

                                       II

     The Lessee agrees to pay to the Lessor as rental for said premises the following sum and amounts at the times and in the manner following, to-wit:

                         An annual rental of Fifteen Thousand Dollars
                         ($15,000.00) lawful money of the United States per year for the first five (5) years of said term; an annual rental of Twenty Thousand Dollars ($20,000.00) per year for each of the sixth (6th) to and including the tenth
                         (10th) years of said term; and an annual rental of Twenty Five Thousand Dollars ($25,000.00) per year for each of the eleventh (11th) to and including the sixty-third (63rd) years of said term. Said annual rentals shall be paid in annual installments in advance on the first (1st) day of August of each year during the full term of this lease, except that on the execution of this lease the rentals for the first (1st) year and the sixth (6th) year of the duration of this term are due and payable immediately, and of which said payment of Thirty Five Thousand Dollars ($35,000.00) the Five Thousand Dollars ($5,000.00)
                         theretofore deposited by the Lessee in the Bank of Nevada, main office at 200 South Fifth Street, Las Vegas, Nevada, to the credit of the Lessor as earnest money shall be credited, leaving an actual balance of Thirty Thousand Dollars ($30,000.00) then to be paid on said rentals for the said first (1st) and sixth (6th) years of the term of this lease.

                         However, if such total rentals of Thirty Five Thousand Dollars ($35,000.00) are not so paid by said Lessee, then and in that event said Five Thousand Dollars ($5,000.00) earnest money shall be forfeited to and become the sole property of Lessor as liquidated and agreed damages for the failure of the Lessee to make said payments as and when they have become due under the terms of this agreement.

                                      III

                         The Lessee further covenants and agrees to and with the
Lessor as follows:

     (a)  The Lessee will wreck all buildings now located upon



                               EXHIBIT "C" PAGE 2
said leased premises and thereafter construct a new Class A fireproof building upon said premises, having at least two stories. The said work of wrecking shall begin within ninety (90) days from the execution of this lease, and said new building shall be completed within one and one-half years (1 1/2) from the execution of this lease. Said new building shall conform to plans and specifications which must be submitted to and approved by an architect to be selected by Lessor, who shall also inspect said building, when requested by Lessor, to see that said plans and specifications are complied with. That said building shall cover the entire area of the four lots hereby leased, except such part or parts thereof as are necessary for setbacks and to have said building conform to all space requirements provided for, or required by the Building Code, ordinances and/or other regulations of the City of Las Vegas, the laws of the State of Nevada, and said building shall, in all respects, conform to all requirements and ordinances of said City of Las Vegas, the laws of the State of Nevada and of the United States of America, or either of them which are applicable to the construction of buildings such as the one to be built by the Leasee.

     (b) Before the Lessee shall commence to wreck either of the buildings now upon said premises, and before Leasee shall commence to construct said new building, or any part thereof, the Lessee will execute and deliver to said Lessor an indemnity bond in a sum equal to the said architect's estimate of the cost of such wrecking work and completion of said new building, which bond shall be executed by the Lessee as principal, and by a responsible surety company authorized to do business in the State of Nevada as surety, or by other sureties satisfactory to the Lessor. Said bond shall be conditioned that the Lessee shall proceed forthwith with said wrecking and construction work and shall complete the erection of said new building

                             EXHIBIT "C" PAGE 3
within one (1) year from the commencement thereof, and shall also be conditioned for performance by the Leasee of all agreements contained in this lease applicable to such wrecking of said old building and erection of said new building, said bond to be discharged by the Lessor upon the completion of said wrecking work and erection of said new building, free and clear of all liens and the expiration of the time within which liens therefor could be asserted.

     (c) That in the wrecking of said old building and in the construction of said new building, as well as in the construction of any other building or buildings which Lessee may erect on said leased premises the said Lessee will fully protect said Lessor against any lien or rights to liens and from any claims of contractors, subcontractors, mechanics, laborers, materialmen or any other persons, and any and all other claims or liens by reason of the wrecking or construction of said buildings, or of any of them, and the Leasee agrees to save Lessor harmless from, and hereby indemnifies Lessor against, any and all injury and loss which Lessor may suffer by reason of any such lien, right or claim, including attorneys' fees, court costs and expenses.

     In addition to the bond provided for in Section III (b) Lessee, before destroying or commencing to erect any new building or structure, alteration or repair, other than any building mentioned in said Section III (b), costing in excess of $10,000.00, shall furnish Lessor with an indemnity bond conditioned and executed as provided in said Section III (b), and shall obtain Lessor's written consent to said work.

     (d) The construction of the new building or buildings which may be erected by the said Lessee will be modern and substantial and shall in every respect comply with the regulations, ordinances and laws, municipal or otherwise, that may

                               EXHIBIT "C" PAGE 4
          govern the construction of the same; and Lessee will save Lessor harmless of and from any loss or damage by reason of the removal or destruction of the buildings now on said premises or the construction of the new building or buildings which may be made by Lessee and by reason of any mechanic's liens or incumbrances of any kind or nature created or claimed by reason of any acts of the said Lessee done or performed by reason of or under authority of this lease.

               (e) That Lessee will pay all garbage and sewer fees, in addition to the said rent reserved, all rates, taxes, charges for revenue and otherwise, assessments and levies, general and special, ordinary and extraordinary, of every name, nature and kind whatsoever, including water rates, which may be taxed, charged, assessed, levied or imposed upon said premises, or upon any and all buildings and improvements thereon, and all which may be assessed, levied or imposed upon the leasehold estate hereby created and upon the reversionary estate in said premises during the term hereby granted, and so long thereafter as said Lessee, his successors and assigns, shall occupy said demised premises; which premise and agreement is a further consideration for the leasing and demising of the premises and property described herein.

               (f) That Lessee shall pay when due all taxes and assessments levied and assessed against said leased property and/or against the improvements to be placed upon said leased premises by the Lessee, and upon all personal property therein belonging to Lessee, which may be levied or assessed during the life of this lease; except that Lessor will pay when due all taxes levied and assessed upon the said leased premises for the year 1954.

               (g) During the wrecking of said old buildings and the erection of said new building, and until completion thereof,


                               EXHIBIT "C" PAGE 5

          Lessee will carry public liability insurance not less than Two Hundred Thousand Dollars ($200,000.00) for injury or death of one person, and not less than Four Hundred Thousand Dollars ($400,000.00) for each accident; and property damage insurance of Twenty Five Thousand Dollars ($25,000.00); thereafter during the term of this lease Lessee will carry public liability insurance upon said premises not less than Fifty Thousand Dollars ($50,000.00) for injury or death of one person and not less than one Hundred Thousand Dollars ($100,000.00) for each accident, and property damage insurance of Ten Thousand Dollars ($10,000.00). Lessee will pay when due all premiums on said insurance and keep the same in force during the life of this agreement.

               (h) The Lessee agrees that he will at all times during the term of this lease, at his own expense, carry insurance on the buildings from time to time on said premises against loss or damage by fire, or lightning, or earthquake, or tornado, in the aggregate amount of at least eighty percent (80%) of the insurable value thereof; all such insurance against fire, lightning, earthquake or tornado shall be written and maintained in responsible companies satisfactory to the Lessor, and loss thereunder in all such policies shall be made payable in all cases to the Lessor. Said insurance policies shall from time to time as written be delivered to the Lessor, and the same shall always be so written and delivered at least ten days before the expiration of the prior insurance policies covering the same property, and the entire proceeds thereof, in case of loss, are to be paid to the Lessor, to be held as collateral security for the payment to the Lessor of the rent, taxes and assessments due or that may become due under the terms of this lease and for the payment of any and all obligations of the Lessee to the Lessor under this lease, and for the repairing, restoration and rebuilding of the building or buildings on account of the injury or destruction of which such insurance moneys have been paid. Out of the proceeds of such


                               EXHIBIT "C" PAGE 6
insurance policies collected and received by the Lessor, there shall be first paid to the Lessor for its own use and benefit all sums then due and payable by the Lessee under this lease, or which may become due and payable from the Lessee under this lease while said moneys are so held by the Lessor, and the surplus of such proceeds, if any, shall be paid by the Lessor to the Lessee when the Lessee shall have repaired or rebuilt such building or buildings so injured or destroyed, so that the same are in as good condition as the same were prior to such injury or destruction, or so that they shall be, when repaired or rebuilt, of the character and value required by the terms of this lease.

     Provided, however, that no amount shall be so paid to the Lessee until after the completion of such repairing or rebuilding and the payment by the Lessee for all labor and materials used or furnished in such rebuilding or repairing, and the payment by the Lessee of all claims and demands on account of such repairing and rebuilding, and until the Lessee has furnished to the Lessor, satisfactory evidence that all claims and demands for labor or material used or furnished in repairing or rebuilding such building or buildings have been paid in full, and that no claim or lien can accrue or be enforced against such building or buildings or said demised premises on account thereof. Lessee will pay when due all premiums on said insurance and keep the same in force in some reputable fire insurance company or companies during the life of this agreement.

     (i) In case any of the buildings now or hereafter placed on said demised premises are injured or destroyed or rendered untenantable by fire, the elements or any other cause, such destruction or injury shall not operate to terminate this lease, but this lease shall continue in full force and effect, but the Lessee must thereupon repair or rebuild at the time and in the manner as in this lease provided.

                               EXHIBIT "C" PAGE 7

     (j) That Lessee will save harmless and indemnify the Lessor from and against all loss, liability, or expense that may be incurred by reason of any accident occurring on the premises, and from any damages, neglect or misadventure arising from or in any way growing out of the use, misuse or abuse of the city water, plumbing, electric current, gas mains or any obstructions on or adjacent to said premises and property; nor will said Lessee make or suffer any unlawful, improper or offensive use of the premises, or any use or application thereof contrary to any ordinance of the City of Las Vegas, or any law of the State of Nevada, or of the United States of America, or which shall be injurious to any person or property of any person using or occupying said premises as an employee or guest of the said Lessee; nor will said Lessee use, sublease, or sublet any building so to be constructed on said leased premises, or any part thereof, to be used for saloon or gambling purposes, save and except that slot machines and similar devices are not included within such prohibition, and in the event a hotel is constructed on said leased premises, which by the ordinances of the City of Las Vegas now in force or hereafter to be enacted is allowed to operate a bar or cocktail room or rooms in connection with the operation of said hotel, then and in such event such operation of bar or cocktail room by or under the supervision of such hotel is not prohibited; neither the sale of packaged whiskey, liquors, ales, wines or beers to be carried away by the purchaser by a duly licensed drugstore is prohibited.

     (k) The Lessee shall pay all charges of the architect to be selected by Lessor for the examination and approval of said plans and specifications, and such further services as he may be called upon to perform.

     (l) Lessee shall not demolish, remove or destroy any

                               EXHIBIT "C" PAGE 8
          building or buildings which he has theretofore constructed or erected on the leased premises until he has given a similar indemnity bond conditioned as provided by subdivision (b) of Paragraph III of this lease agreement in an amount equal to the estimate of the cost of constructing a new building or buildings on said leased premises; that is to say after he has once constructed and erected a building or buildings on the leased premises such may not be demolished, removed or destroyed until a new indemnity bond has been given to protect the Lessor as fully as the original indemnity bond protected the Lessor as hereinbefore provided.

               (m) That prior to and in any event within three days after the commencement of any work on the said leased premises, said Lessee will post in a conspicuous place on said premises, and also shall within five days after such posting, file a duplicate original of said posted notice with the Recorder of Clark County, Nevada, together with an affidavit attached thereto showing such posting of the said original notice, filed on behalf of Lessor, which notice shall be that the Lessor will not be responsible for the costs and expenses of such construction work, and upon the posting and recording of said notice and duplicate notice immediately inform the Lessor that said notice has been posted and recorded as provided by law, and particularly the provisions of the Mechanics Liens Law approved March, 1875, and amendments thereto.

               (n) That at the expiration of this Lease, whether terminated by the passage of the time for which the property herein described is leased, or by reason of forfeiture or abandonment thereof, or for any other reason, the Lessee will peaceably yield up to the Lessor the premises, together with all buildings and improvements then thereon, in good repair in all respects; reasonable use and wear, and tear, and damage by fire, or other


                               EXHIBIT "C" PAGE 9
          unavoidable casualty, alone excepted.

               (o) That all the property of any kind that may be on the premises during the continuance of this lease shall be held an kept at the sole risk of the Lessee, and the Lessor shall not be liable to the Lessee, or any person, for any injury, loss, or damage to property or to the person or persons on the said premises; and that no assent, express or implied, by the Lessor, to any breach of any of the Lessee covenants shall be deemed a waiver of any succeeding breach of the same or any other covenant.

               (p) That in the event Lessee assigns this lease such assignment of lease shall be evidenced in writing, duly executed under seal and acknowledged by Lessee, and duly recorded in the Recorder's office of Clark County, Nevada, whereby and wherein the assignee shall expressly accept and assume all the terms and covenants in this lease agreement contained to be kept and performed by the Lessee, and agrees to comply with and be bound by them; and the said Lessee covenants and agrees no assignment will be made, except in the manner and upon the conditions as above set forth, and it is agreed and notice is hereby given, that any assignment of the said lease or leasehold interest, not in strict conformity with these provisions, shall be absolutely null and void.

                                       IV

                    It is further understood and agreed by and between the parties hereto as follows:

               (a) That any installment of rent accruing under the provisions of this lease, which shall not be paid when due, or within ten (10) days thereafter, shall bear interest at the rate of seven percent (7%) per annum from the date when the same was payable until the same shall be paid by the Lessee.

               (b)  That the Lessor shall, at its option, have the right


                              EXHIBIT "C" PAGE 10
          at all times during said demised term, to pay any fees, taxes, assessments, water rates or other charges upon said premises and property remaining unpaid for ten (10) days after the same became due and payable, and to pay, cancel and clear off all tax sales, liens, charges and claims upon or against said demised premises, and to redeem said premises from the same, or any of them, from time to time, and the amount paid, including reasonable expenses, shall be so much additional rent due from the Lessee at the next rent day after such payment, with interest thereon at the rate of seven percent (7%) per annum from the date of the payment thereof by the said Lessor.

                    It is further provided that the Lessor may advance or pay any such fees, taxes, assessments, water rates, or other charges, or pay, cancel and clear off any tax sales, liens or charges and claims upon and against said demised premises, and it shall not be obligatory upon the Lessor to inquire into the validity of any such rate, tax or assessment, or other charge, or any such tax sale, before making such advances or payments.

               (c) That if default shall be made by the Lessee, in the payment of any of the rent herein provided for upon the day the same becomes due or payable, and such default shall continue ten (10) days after the same became due, or in case any default in relation to liens as hereinbefore provided shall continue ten (10) days after service or written notice on Lessee demanding the same be removed, or if the lessee shall fail to pay any of the fees, taxes or assessments herein provided for to be paid by him, within the time herein provided for, or in case of the sale or forfeiture of said demised premises, or any part thereof, during said demised term, for the nonpayment of any tax, rate or assessment, or in case the Lessee shall fail to keep insured any building or buildings or improvements which may at any time hereafter be erected upon the said premises, as herein provided for,


                              EXHIBIT "C" PAGE 11
          or fail to spend insurance money as herein provided for, or if he shall fail in any of the covenants of this lease by him to be kept or performed, then in any or either of such events, it shall and may be lawful for the Lessor, at is election, at or after the expiration of ten (10) days previous notice in writing requiring in the alternative the performance of such condition or covenant, or surrender of the property, to declare said demised term ended;

                    and into said demised premises, and the buildings and improvements situated thereon, or any part thereof, either with or without process of law, to reenter, the said Lessee hereby waiving any demand for possession of the demised premises any and all buildings and improvements then situated thereon, and the Lessee covenants and agrees that upon the termination of said demised term, he will surrender and deliver up said above described premises and property peaceably to said Lessor, its officers, agents or attorneys, immediately upon the termination of said demised term; and if Lessee, shall hold the said premises or any part thereof five (5) days after the same should be surrendered according to the terms of this lease, he shall be deemed guilty of unlawful detainer of said premises, shall be subject to eviction and removal, forcibly or otherwise, with or without process of law, and to the penalties provided by law.

               (d) That in the event of any termination of this lease, then, in such case, all buildings, fixtures, and improvements then situate on said demised premises shall belong to Lessor and become its property, and no compensation therefor shall be allowed or paid to said Lessee. And all payments made shall be kept and retained by Lessor.

               (e) That the various rights, powers, options, elections, appointments and remedies of the Lessor contained in this lease, shall be construed as cumulative, and no one of them as exclusive


                              EXHIBIT "C" PAGE 12
of the other, or exclusive of any rights or priorities allowed by law.

     (f) That the right given in this lease to the Lessor to collect the rent that may be due under the terms of this lease by any proceedings under the same, or the right to collect any additional rent, moneys or payments due under the terms of this lease by any proceedings under the same, or the right herein given the Lessor to enforce any of the terms and provisions of this lease, shall not in any way affect the right of such Lessor to declare this lease void, and the term hereby created ended, as herein provided, when default is made in the payment of said rent, or when default is made by the Lessee in any of the terms and provisions of this lease.

     (g) That Lessee shall, at his sole cost and expense, make all necessary repairs to, on and in the building or buildings to be erected on said leased premises, and shall, at his sole cost and expense, replace any of said buildings that may be destroyed by fire or otherwise during the term of this lease.

                                       V

          It is further stipulated and agreed by and between the parties hereto as follows:

     (a) That Lessee will permit Lessor, or its representatives, to enter upon said leased premises at all reasonable daylight hours for the purpose of inspecting the same.

     (b) That Lessee will keep and hold harmless the Lessor from any and all damages and liability for anything and everything whatsoever arising from or out of the occupancy or operation to be conducted by the Lessee under this lease, and from any loss or damage arising from any fault or negligence by the Lessee, his agents or servants, or failure on the part of the Lessee to comply with any of the covenants, terms or conditions herein contained on his part to be kept and performed.


                                                             EXHIBIT "C" PAGE 13

          It is further understood and agreed by and between the parties hereto as follows:

     (a) In case default be made in the payment of rent within the times and in the amounts as herein specified, or in case default be made in any covenant or agreement herein contained on the part of the said Lessee to be kept and performed, or in case the Lessee shall be adjudged insolvent or a bankrupt, or make an assignment for the benefit of his creditors, or in case a receiver be appointed for Lessee, or to take possession for the lease premises as the result of any act; or omission of the Lessee, or possession of the leased premises shall be taken by virtue of any attachment or execution, the Lessor may at its option, declare the said term ended; and may, upon ten (10) days' notice to Lessee, reenter upon said premises either with or without process of law, using all necessary force so to do, and remove all persons therefrom and retain the possession thereof.

     (b) That in the event legal action is brought by either of the parties hereto for enforcement of the terms and/or provisions of this lease the Court may award a reasonable attorneys' fee and court costs to the successful party.

     (c) Should the leased premises be taken under condemnation proceedings or be acquired by any public authority in any other manner, the estate of Lessee shall cease and determine upon but not prior to the date when the Lessee shall be actually required to yield possession, and all liabilities of the Lessee hereunder accruing subsequent to such date shall cease. If only a part of the demised premises shall be so taken, Lessee's estate and his liability for rent hereunder shall abate proportionately after said date. Lessee hereby assigns to Lessor his right to any and all damages for property taken in any


                                                             EXHIBIT "C" PAGE 14
such proceeding and all such damages shall be payable to Lessor. In the event that any condemnation proceeding should be had to change the grade of or to widen a street or sidewalk or for other purpose of similar nature, and the Lessee should be in any manner injured or damaged thereby or suffer loss therefrom, his liability for rent shall not be diminished or affected except as in this paragraph provided.

                                      VII

          It is further understood and agreed by and between the parties hereto as follows:

     (a) That time of payment of rentals is of the essence of this agreement, and that the payments of the monies to become due under this lease, as hereinabove provided, shall be made by Lessee paying the same unto the Lessor, by depositing the same in the Bank of Nevada, Main Office, 200 South 5th Street, Las Vegas, Nevada, to the credit of Las Vegas Lodge No. 32, Free & Accepted Masons, of Las Vegas, Nevada, or as hereafter otherwise directed in writing by said Lessor.

     (b) Notices to be given by the parties hereto pertaining to this agreement of lease shall be given by personal service, or by registered mail, addressed to the person to be served, at its or his address, respectively, as follows:

          To The Lessor, at P.O. Box 855
                               Las Vegas, Nevada

          To The Lessee, at:

     (c) That Lessor does hereby covenant and agree that the said Lessee, paying the said rent and performing the aforesaid covenants and agreements, by this lease provided and agreed to be performed by him, may at all times during the term of this lease, peaceably and quietly have, hold, and enjoy the said demised premises without any manner of trouble or hindrance of or from the said Lessor or any other person or persons whomsoever.



                              EXHIBIT "C" PAGE 15

(d) The Lessee hereby covenants, promises and agrees that on the last day of said term or sooner termination of the Estate herby granted, he will peacefully and quietly leave, surrender and hand up to said Lessor the said premises in as good condition as the same were received by him, and the building or buildings erected thereon in as good a condition as they were at the time of their completion, reasonable use and wear thereof, and damage by the elements alone excepted.

     (e) That this lease agreement is executed in duplicate, each copy of which shall be deemed to be and is an original of said lease agreement.

                                      VIII

          It is further understood and agreed by and between the parties hereto that the terms and conditions of this Agreement of Lease shall extend to and be binding upon the successors and assigns of the Lessor hereto, and also upon their heirs, executors, administrators, successors, and assigns of the Lessee.

          IN WITNESS WHEREOF the Party of the First Part and Lessor, acting by and through its duly authorized trustees; and the Party of the Second Part and Lessee, have executed this AGREEMENT OF LEASE in duplicate, each copy of which is deemed to be and is an original; the day and year in this AGREEMENT OF LEASE first above written.

                             LAS VEGAS LODGE NO. 32, FREE &
                             ACCEPTED MASONS, of Las Vegas,
                             Clark County, Nevada,
                             PARTY OF THE FIRST PART & LESSOR

                             By /s/ Kenneth H. Zahn   Trustee
                             --------------------------------

                             By /s/ W.E. Fitzgerald   Trustee
                             --------------------------------

    (SEAL)                   By /s/ Kenneth W. Saxon  Trustee
                             --------------------------------

                             H. JOHN GLUSKIN, of LOS ANGELES,
                                       CALIFORNIA
                             PARTY OF THE SECOND PART & LESSEE

                             /s/ H. John Gluskin
                             --------------------------------




                              EXHIBIT "C" PAGE 16

STATE OF NEVADA          }
                         } ss
COUNTY OF CLARK          }

     On this 21st day of July, A.D., 1954, personally appeared before me, a Notary Public in and for Clark County, KENNETH W. SAXON, known to me to be one of the Trustees of the LAS VEGAS LODGE NO. 32, FREE & ACCEPTED MASONS of Las Vegas, Clark County, Nevada, the corporation that executed the foregoing LEASE AGREEMENT as Party of the First Part and Lessor, and upon depose that he is one of the trustees of said corporation as above described that he is acquainted with the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of said corporation; signatures to said instrument were made by Trustees of said corporation indicated after said signature; and that the said corporation executed said instrument freely and voluntarily and for the uses and purposes first mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed this seal in Las Vegas, Clark County, Nevada, the day and year in this certificate above written.

                              /s/  L.O. HAWKINS
                                   --------------------------------
                                   Notary Public as aforesaid
                                   My Commission Expires: XXX
                                        (Notarial Seal)


STATE OF NEVADA          }
                         } ss
COUNTY OF LOS ANGELES    }

     On this 23rd day of July, A.D., 1954, personally appeared before me, Notary Public in and for Los Angeles County, H. JOHN GLUSKIN, known to me to be the Party of the Second Part and Lessee who executed the foregoing LEASE and upon oath did depose and duly acknowledge to me that he executed this instrument freely and voluntarily and for the uses and purposes therein.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal in Los Angeles County, California, the day and year in this certificate above written.

                              /s/  Harry Bauer
                                   --------------------------------
                                   Notary Public as Aforesaid
                                   My Commission Expires: XXX
                                        (Notarial Seal)


16355

RECORDED AT THE REQUEST OF                   Ret. to
HAWKINS AND CANNON                           David Goldwater
July 27 3:15pm '54                           300 Fremont
OFFICIAL RECORDS BOOK NO. 17
CLARK COUNTY, NEVADA
Paul C. O'Malley, Recorder
File # 9 50     Deputy
     ---------
                              CERTIFIED TO BE A TRUE AND CORRECT COPY OF THE ORIGINAL NEVADA SOUTHERN TITLE INC.
                              BY   /s/    XXX
                                  --------------------------



                              EXHIBIT "C" PAGE 17